CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICERS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of INVVISION CAPITAL, INC., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), John E. Rea, Principal Executive Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ John E. Rea
--------------------------------
John E. Rea
Principal Executive Officer
August 16, 2004

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of INVVISION CAPITAL, INC., a Nevada corporation (the "Company"), on Form 10-QSB for the period ended June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), Bruce A. Hall, Principal Financial Officer of the Company, does hereby certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Bruce A. Hall
---------------------------------
Bruce A. Hall
Principal Financial Officer
August 16, 2004

A signed original of this written statement required by Section 906 has been provided to INVVISION CAPITAL, INC. and will be retained by INVVISION CAPITAL, INC. and furnished to the Securities and Exchange Commission or its staff upon request.